Exhibit 10.5

LOAN AGREEMENT MADE AS OF 9 DECEMBER 2013

between

Sofinnova Capital VII FCPR / Sofinnova Venture Partners VIII, L.P.

and

Auris Medical AG

Convertible Loan Agreement 2013-12-09

This loan agreement, as it may be amended at any time (the/this “Agreement”) is made as of 9 December 2013 between:

Sofinnova Venture Partners VIII, L.P., 2800 Sand Hill Road, Suite 150, Menlo Park, CA 94025, USA

and

Sofinnova Capital VII FCPR, c/o Sofinnova Partners, 16-18 Rue du 4 Septembre, 75002 Paris, France

(both together the “Lenders”);

and

Auris Medical AG, Falknerstrasse 4, 4001 Basel, Switzerland

(the “Borrower” or the “Company”).

(each the Lenders and the Borrower or the Company individually also a “Party”, and jointly the “Parties”)

Preamble

Whereas:

The Borrower has solicited the Lenders for the provision of capital to fund its expansion projects;

The Lenders have agreed to provide the Borrower with loans in the total amount of CHF 13’769’976 (the “Loans”), which shall be convertible into Series C Shares of the Company subject to and in accordance with the terms and conditions hereof.

NOW, THEREFORE IT IS AGREED AS FOLLOWS:

1.	The Loans

The Lenders grant to the Borrower two Loans as follows:

•	Sofinnova Venture Partners VIII, L.P. a Loan in the amount of CHF 7’020’024

•	Sofinnova Capital VII FCPR a Loan in the amount of CHF 6’749’952

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upon and subject to the terms and conditions of this Agreement.

The Loans shall be paid on 9 December 2013.

2.	Interest

The Loans granted under this Agreement shall bear no interest.

3.	Repayment

Unless the Lenders or the Borrower have exercised their right to convert the Loans in accordance with the terms of this Agreement, the Borrower shall have the right to repay the Loans at any time after 1 February 2014, at the latest at December 8, 2014.

4.	Subordination

4.1.	The Lenders hereby agree that the Loans under this Agreement shall be fully subordinated to any other non-subordinated indebtedness of the Borrower.

4.2.	The Lenders hereby agree to make, if any, all declarations required by the auditors in respect of the subordination, so that the Loans can be treated as subordinated in the financial accounts of the Borrower.

5.	Disbursement and Payments

5.1.	All payments under this Agreement shall be in Swiss Francs (CHF):

(a)	in full, without any deduction, set-off or counterclaim; and

(b)	in immediately available cleared funds on the due date to the respective accounts of the Lenders or Borrower, as the case may be.

5.2.	Payments to be made by the Lenders to the Borrower shall be made in the following bank account:

Beneficiary bank: UBS, 3000 Berne, Switzerland

Swift code: UBSWCHZH80A

Beneficiary name: Auris Medical AG, Falknerstrasse 4, 4001 Basel, Switzerland

Beneficiary IBAN no.: CH68 0023 5235 9E32 9052 0

5.3.	Payments to be made by the Borrower to the Lenders shall be made to the bank accounts specified by the Lenders.

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5.4.	Any payment which is due to be made on a Friday, Saturday or day on which banks in Basel-Stadt are authorized or obligated by law to close or are generally closed shall be made on the next business day, meaning a day other than a Friday, Saturday or day on which banks in Basel-Stadt are authorized or obligated by law to close or are generally closed (the “Business Day”)

5.5.	The Lenders shall pay all costs, expenses, taxes and the like (and any interest payable on those amounts) to be borne by them in the currency in which they are incurred.

6.	Assignment and Transfer

The Borrower may not assign or transfer any of his rights and obligations under this Agreement without the prior written consent of the Lenders.

7.	Conversion

7.1.	The Lenders shall have the unconditional right to convert the Loans in their entirety into new registered Series C Shares as follows:

•	Sofinnova Venture Partners VIII, L.P. 53’182 new registered Series C Shares of the Borrower with a par value of CHF 10; and

•	Sofinnova Capital VII FCPR 51’136 new registered Series C Shares of the Borrower with a par value of CHF 10 each.

The Lenders shall exercise their conversion right as per this clause 7.1. by sending between 10 January 2014 and 17 January 2014 a notice of conversion, duly signed by each of them, substantially in the form as set forth in Annex I and II (the “Lender’s Conversion Notice”).

7.2.	The Company shall have the unconditional right to convert, by 31 January 2014 at the latest, the Loans in their entirety into new registered Series C Shares as follows:

•	Sofinnova Venture Partners VIII, L.P. 53’182 new registered Series C Shares of the Borrower with a par value of CHF 10; and

•	Sofinnova Capital VII FCPR 51’136 new registered Series C Shares of the Borrower with a par value of CHF 10 each.

The Company shall exercise its conversion right as per this clause 7.2. by sending between 10 January 2014 and 17 January 2014 a notice of conversion, duly signed, substantially in the form as set forth in Annex III and IV (the “Borrower’s Conversion Notice”).

7.3.	The Conversion Price shall be the par value of Series C Shares in the amount of CHF 10 each plus the respective share-premium (the “Agio Amount”) of CHF 122 per share.

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7.4.	The Parties agree that the number of new registered Series C shares into which the Loans can be converted shall be adjusted as required before the conversion in case of stock splits by the Borrower before completion of the conversion.

7.5.	Within 10 days as from the receipt of the Notice of Conversion by the Borrower or the Lenders, the Parties shall take all necessary measures to satisfy the conversion of the Loan into Series C Shares in the Company as follows:

(a)	the Borrower’s board of directors shall resolve on the increase in capital out of the authorized capital and issue 104’318 new Series C Shares to the Lenders;

(b)	the Borrower shall file the application with the Register of Commerce of the Canton of Basel-Stadt immediately upon receipt of the necessary documents and resolutions.

8.	Remedies, Waivers, Amendments and Consents

8.1.	Any amendment to this Agreement shall be in writing and signed by, or on behalf of, each party.

8.2.	Any waiver of any right or consent given under this Agreement is only effective if it is in writing and signed by the waiving or consenting party. It only applies in the circumstances for which it is given and shall not prevent the party giving it from subsequently relying on the relevant provision.

8.3.	No delay or failure to exercise any right under this Agreement shall operate as a waiver of that right.

8.4.	No single or partial exercise of any right under this Agreement shall prevent any further exercise of the same right or any other right, under this Agreement.

8.5.	Rights and remedies under this Agreement are cumulative and do not exclude any rights or remedies provided by law or otherwise.

9.	Severance

9.1.	The invalidity, unenforceability or illegality of any provision (or part of a provision) of this Agreement under the laws of any jurisdiction shall not affect the validity, enforceability or legality of the other provisions.

9.2.	If any invalid, unenforceable or illegal provision would be valid, enforceable and legal if some part of it were deleted, the provision shall apply with whatever modification as is necessary to give effect to the commercial intention of the parties.

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10.	Counterparts

This Agreement may be executed and delivered in any number of counterparts, each of which is an original and which, together, have the same effect as if each party had signed the same document.

11.	Notices

11.1.	Each notice or other communication required to be given under this Agreement shall:

(a)	be in writing, delivered personally or sent by registered post, courier service or facsimile transmission; and

(b)	be sent:

to the Borrower at:

Auris Medical AG

Falknerstrasse 4

4001 Basel

Switzerland

to the Lenders at:

Sofinnova Venture Partners VIII, L.P.	Sofinnova Capital VII FCPR
2800 Sand Hill Road, Suite 150	c/o Sofinnova Partners
Menlo Park, CA 94025	16-18 Rue du 4 Septembre
USA	75002 Paris
France

or to such other address or contact details as are notified by one party to the other.

11.2.	Any notice or other communication that the Lenders gives shall be deemed to have been received:

(a)	if delivered personally or by courier service, at the time of delivery;

(b)	if posted, at the expiration of 48 hours after the envelope containing the same was delivered into the custody of the postal authorities; and

(c)	if sent by fax, at the time of completion of transmission by the sender, except that if a communication is received between 3:00 p.m. on a Business Day and 8:30 a.m. on the next Business Day, it shall be deemed to have been received at 8:30 a.m. on the second of such Business Days.

11.3.	Any notice or other communication given to the Lenders shall be deemed to have been given only on actual receipt.

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12.	Confidentiality

It is agreed that the information contained in this Agreement shall be treated as strictly confidential.

13.	Governing Law

The validity, interpretation and performance of this Agreement shall be governed by Swiss law.

14.	Settlement of Disputes

Any dispute or disagreement arising out of, or in connection with, or in relation to, this Agreement shall be submitted to the Commercial Court of the Canton of Zurich.

This Agreement has been entered into on the date stated at the beginning of it.

The Annexes of this Agreement shall form an integral part hereof.

THE SIGNATURES OF THE PARTIES TO FOLLOW

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LOAN AGREEMENT MADE AS OF 9 DECEMBER 2013 BETWEEN SOFINNOVA VENTURE PARTNERS VIII, L.P. AND SOFINNOVA CAPITAL VII FCPR AND AURIS MEDICAL AG

SIGNATURE PAGE:

The Borrower:

Auris Medical AG

The Lenders:

Sofinnova Venture Partners VIII, L.P.	Sofinnova Capital VII FCPR

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LOAN AGREEMENT MADE AS OF 9 DECEMBER 2013 BETWEEN SOFINNOVA VENTURE PARTNERS VIII, L.P. AND SOFINNOVA CAPITAL VII FCPR AND AURIS MEDICAL AG

SIGNATURE PAGE:

The Borrower:

Auris Medical AG

The Lenders:

Sofinnova Venture Partners VIII, L.P.		Sofinnova Capital VII FCPR

By:	Sofinnova Management VIII, L.L.C.
its General Partner

By

Jim Healy, Managing Member

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LOAN AGREEMENT MADE AS OF 9 DECEMBER 2013 BETWEEN SOFINNOVA VENTURE PARTNERS VIII, L.P. AND SOFINNOVA CAPITAL VII FCPR AND AURIS MEDICAL AG

SIGNATURE PAGE:

The Borrower:

Auris Medical AG

The Lenders:

Sofinnova Venture Partners VIII, L.P.	Sofinnova Capital VII FCPR

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Annex I:	Lenders’ Conversion Notice

Sofinnova Venture Partners VIII, L.P.
2800 Sand Hill Road, Suite 150
Menlo Park, CA 94025
USA

Attn.:

Board of Directors

Verwaltungsrat

Auris Medical AG

Falknerstrasse 4

4001 Basel

Lenders’ Conversion Notice

The undersigned, Sofinnova Venture Partners VIII, L.P., herewith exercises its right to convert the loan in the amount of CHF 7’020’024 (the “Loan”) granted to Auris Medical AG in Basel (the “Company”) as agreed in clause 7 of the loan agreement signed on 9 December 2013, into 53’182 new registered Series C Shares (the “Conversion Shares”) of the Company with an issue price of CHF 132 per Conversion Share (with a par value of CHF 10 each). Accordingly, the undersigned herewith sets-off the Loan against its contribution for the Conversion Shares.

Accordingly, we kindly ask you to proceed pursuant to clause 7 of the loan agreement.

Die Unterzeichnende, Sofinnova Venture Partners VIII, L.P., erklärt hiermit entsprechend der Ziffer 7 des am 9. Dezember 2013 unterzeichneten Darlehensvertrages, ihr Recht zur Umwandlung des an die Auris Medical AG in Basel (die “Gesellschaft”) gewährten Darlehens im Umfang von CHF 7’020’024 in 53’182 neue Series C Shares (“Wandelaktien”) der Gesellschaft mit einem Ausgabepreis in Höhe von CHF 132 pro Wandelaktie (mit einem Nennwert von je CHF 10) auszuüben. Zu diesem Zweck verrechnet die Unterzeichnende ihre Darlehensforderung gegen die Wandelaktien.

Entsprechend bitten wir Sie höflich, die Schritte gemäss Klausel 7 des Darlehensvertrages vorzunehmen.

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Place, date

Sofinnova Venture Partners VIII, L.P., represented by

[—]	[—]

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Annex II:	Lenders’ Conversion Notice

Sofinnova Capital VII FCPR
c/o Sofinnova Partners
16-18 Rue du 4 Septembre
75002 Paris
France

Attn.:

Board of Directors

Verwaltungsrat

Auris Medical AG

Falknerstrasse 4

4001 Basel

Lenders’ Conversion Notice

The undersigned, Sofinnova Capital VII FCPR, herewith exercises its right to convert the loan in the amount of CHF 6’749’952 (the “Loan”) granted to Auris Medical AG in Basel (the “Company”) as agreed in clause 7 of the loan agreement signed on 9 December 2013, into 51’136 new registered Series C Shares (the “Conversion Shares”) of the Company with an issue price of CHF 132 per Conversion Share (with a par value of CHF 10 each). Accordingly, the undersigned herewith sets-off the Loan against its contribution for the Conversion Shares.

Accordingly, we kindly ask you to proceed pursuant to clause 7 of the loan agreement.

Die Unterzeichnende, Sofinnova Capital VII FCPR, erklärt hiermit entsprechend der Ziffer 7 des am 9. Dezember 2013 unterzeichneten Darlehensvertrages, ihr Recht zur Umwandlung des an die Auris Medical AG in Basel (die “Gesellschaft”) gewährten Darlehens im Umfang von CHF 6’749’952 in 51’136 neue Series C Shares (“Wandelaktien”) der Gesellschaft mit einem Ausgabepreis in Höhe von CHF 132 pro Wandelaktie (mit einem Nennwert von je CHF 10) auszuüben. Zu diesem Zweck verrechnet die Unterzeichnende ihre Darlehensforderung gegen die Wandelaktien.

Entsprechend bitten wir Sie höflich, die Schritte gemäss Klausel 7 des Darlehensvertrages vorzunehmen.

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Place, date

Sofinnova Capital VII FCPR, represented by

[—]	[—]

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Annex III:	Borrower’s Conversion Notice

Auris Medical AG
Falknerstrasse 4
4001 Basel
Switzerland

Attn.:

Board of Directors

Sofinnova Venture Partners VIII, L.P.

2800 Sand Hill Road, Suite 150

Menlo Park, CA 94025

Borrower’s Conversion Notice

The undersigned, Auris Medical AG, herewith exercises its right to convert the loan in the amount of CHF 7’020’024 (the “Loan”) granted by Sofinnova Venture Partners VIII, L.P. (the “Lender”) as agreed in clause 7 of the loan agreement signed on 9 December 2013, into 53’182 new registered Series C Shares (the “Conversion Shares”) of the Company with an issue price of CHF 132 per Conversion Share (with a par value of CHF 10 each). Accordingly, the Lender’s Loan is set-off against the Conversion Shares.

We kindly ask you to countersign and return this Conversion Notice and the respective Subscription Form enclosed hereto.

Die Unterzeichnende, Auris Medical AG, erklärt hiermit entsprechend der Ziffer 7 des am 9. Dezember 2013 unterzeichneten Darlehensvertrages, ihr Recht zur Umwandlung des von Sofinnova Capital VII FCPR (die “Darlehensgeberin”) gewährten Darlehens im Umfang von CHF 7’020’024 in 53’182 neue Series C Shares (“Wandelaktien”) der Gesellschaft mit einem Ausgabepreis in Höhe von CHF 132 pro Wandelaktie (mit einem Nennwert von je CHF 10) auszuüben. Damit gilt die Darlehensforderung der Darlehensgeberin gegen die Wandelaktien als verrechnet.

Wir bitten Sie höflich, diese Umwandlungsanzeige und den entsprechend beiliegenden Zeichnungsschein gegenzuzeichnen und an uns zurückzusenden.

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Place, date

Auris Medical AG, represented by / vertreten durch

[—]	[—]

Sofinnova Capital VII FCPR, represented by / vertreten durch

[—]	[—]

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Annex IV:	Borrower’s Conversion Notice

Auris Medical AG
Falknerstrasse 4
4001 Basel
Switzerland

Attn.:

Board of Directors

Sofinnova Capital VII FCPR

c/o Sofinnova Partners

16-18 Rue du 4 Septembre

75002 Paris

France

Borrower’s Conversion Notice

The undersigned, Auris Medical AG, herewith exercises its right to convert the loan in the amount of CHF 6’749’952 (the “Loan”) granted by Sofinnova Capital VII FCPR (the “Lender”) as agreed in clause 7 of the loan agreement signed on 9 December 2013, into 51’136 new registered Series C Shares (the “Conversion Shares”) of the Company with an issue price of CHF 132 per Conversion Share (with a par value of CHF 10 each). Accordingly, the Lender’s Loan receivable is set-off against the Conversion Shares.

We kindly ask you countersign and return this Conversion Notice and the respective Subscription Form enclosed hereto.

Die Unterzeichnende, Auris Medical AG, erklärt hiermit entsprechend der Ziffer 7 des am 9. Dezember 2013 unterzeichneten Darlehensvertrages, ihr Recht zur Umwandlung des von Sofinnova Capital VII FCPR (die “Darlehensgeberin”) gewährten Darlehens im Umfang von CHF 6’749’952 in 51’136 neue Series C Shares (“Wandelaktien”) der Gesellschaft mit einem Ausgabepreis in Höhe von CHF 132 pro Wandelaktie (mit einem Nennwert von je CHF 10) auszuüben. Damit gilt die Darlehensforderung der Darlehensgeberin gegen die Wandelaktien als verrechnet.

Wir bitten Sie höflich, diese Umwandlungsanzeige und den entsprechend beiliegenden Zeichnungsschein gegenzuzeichnen und an uns zurückzusenden.

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Place, date

Auris Medical AG, represented by / vertreten durch

[—]	[—]

Sofinnova Capital VII FCPR, represented by / vertreten durch

[—]	[—]

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